VARIABLE SURVIVORSHIP
A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by
Security Life of Denver Insurance Company
and its
Security Life Separate Account L1

Supplement dated October 24, 2003, to the Prospectus dated May 1, 2003

This supplement amends certain information contained in the prospectus dated May 1, 2003, as amended on June 27, 2003, and August 21, 2003. Please read it carefully and keep it with your prospectus for future reference.

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Information about the Fidelity® VIP Index 500 Portfolio in Appendix B is hereby deleted in its entirety and replaced with the following:

Fund Name	Investment Adviser/Subadviser	Investment Objective	Total Annual Fund Expenses
Fidelity® VIP Index 500 Portfolio - Initial Class [1]	Investment Adviser: Fidelity Management & Research Company Sub-Adviser: Geode Capital Management, LLC	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Index (S&P 500).	Gross: 0.33% Net: 0.33%

[1]

The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the fund's manager at any time.

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